UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)              June 21, 2005


                              SPRINT CORPORATION
          (Exact name of Registrant as specified in its charter)

          Kansas                   1-04721                   48-0457967
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                   66251
     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code        (800) 829-0965



         (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement


On June 21, 2005, Sprint Corporation ("Sprint") and its wholly owned finance subsidiary, Sprint Capital Corporation, entered into a new $1 billion revolving credit agreement with a syndicate of banks. The new facility is unsecured and structured as a 364-day credit line with a subsequent one year term out option, the same as the $1 billion credit facility that expired.

The covenants in the new facility contemplate the proposed merger with Nextel Communications, Inc. and the subsequent spin-off of the local telecommunications business.

The foregoing description of the revolving credit agreement does not purport to be complete and is qualified in its entirety by reference to the 364-Day Credit Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.


Item 9.01    Financial Statements and Exhibits

             Exhibits

             10.1 364-Day Credit Agreement, dated as of June 21, 2005, among Sprint Corporation and Sprint Capital Corporation, as Borrowers, the initial Lenders named therein, as Initial Lenders, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and as book managers, J.P. Morgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A., Deutsche Bank A.G. New York Branch and UBS Loan Finance LLC, as documentation agents.









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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  SPRINT CORPORATION


Date:  June 22, 2005             By:  /s/ Michael T. Hyde
                                   Michael T. Hyde, Assistant Secretary






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                                  EXHIBIT INDEX


Exhibit
Number    Description                                                 Page

 10.1 364-Day Credit Agreement, dated as of June 21, 2005, among Sprint Corporation and Sprint Capital Corporation, as Borrowers, the initial Lenders named therein, as Initial Lenders, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and as book managers, J.P. Morgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A., Deutsche Bank A.G. New York Branch and UBS Loan Finance LLC, as documentation agents.